UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 21, 2010

DELANCO BANCORP, INC.
(Exact name of registrant as specified in its charter)

United States	0-52517	36-4519533
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

615 Burlington Avenue, Delanco, New Jersey	08075
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (856) 461-0611

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On July 21, 2010, Delanco Bancorp, Inc. (the “Company”), announced its financial results for the quarter ended June 30, 2010.  The press release announcing financial results for the quarter ended June 30, 2010 is filed as Exhibit 99.1 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(a)    Financial Statements of Businesses Acquired: Not applicable.

(b)    Pro Forma Financial Information: Not applicable.

(c)    Shell Company Transactions: Not applicable.

(d)    Exhibits

Number	Description

99.1	Press release, dated July 20, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DELANCO BANCORP, INC. (Registrant)

Date: July 22, 2010	By:	/s/ James E. Igo
James E. Igo
President and Chief Executive Officer